UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2023

REVIV3 PROCARE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-56351	47-4125218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Fremont Avenue, Units 158 and 168, Alhambra, California	91803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 638-8882

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On February 23, 2023, Reviv3 Procare Company (the “Company”), a Delaware corporation, issued in private placements to accredited investors an aggregate of 1,947,175 shares of its common stock, par value $0.0001 per share. The securities were issued at a purchase price of $0.23 per share for aggregate gross proceeds to the Company of $447,850.25.

A Form of the Securities Purchase Agreement used in the placement is filed as Exhibit 10.1 of this Form 8-K and incorporated herein by reference. The foregoing is only a brief description of the material terms of the Securities Purchase Agreements, and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibit.

The Company relied on the exemption provided by Rule 506(b) of Regulation D promulgated under Section 4(a)(2) the Securities Act of 1933, as amended (the “Act”), in connection with the foregoing transactions. Reliance on Section 4(a)(2) and Rule 506(b) of Regulation D was based on the fact that each investor provided the Company with written representations regarding the investor's investment intent and status as an accredited investor and neither the Company nor anyone acting on the Company’s behalf engaged in any general advertising or general solicitation.

After giving effect to the foregoing transactions, the number of shares of common stock outstanding as of February 28, 2023 was 117,076,949.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1*	Form of Securities Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVIV3 PROCARE COMPANY
Date: March 3, 2023
	By:	/s/ Jeff Toghraie
	Name:	Jeff Toghraie
	Title:	Chairman & Chief Executive Officer